                                                                    EXHIBIT 23-B

                                CONSENT OF EXPERT

      I consent to the reference to me under the headings "Item 1. Business - Environmental Matters" and "Item 3. Legal Proceedings" in the Annual Report on Form 10-K of ArvinMeritor, Inc. ("ArvinMeritor") for the fiscal year ended September 30, 2002, and to the incorporation by reference of such reference into the following Registration Statements of ArvinMeritor:

Form              Registration No.          Purpose
----              ----------------          -------
S-3               333-58760                 Registration of debt securities

S-8               333-53396                 ArvinMeritor, Inc. Savings Plan

S-8               333-53498                 ArvinMeritor, Inc. Hourly Employees
                                            Savings Plan

S-8               333-49610                 1997 Long-Term Incentives Plan

S-8               333-42012                 Employee Stock Benefit Plan, 1988 Stock
                                            Benefit Plan and 1998 Employee Stock Benefit Plan

S-3               333-43110                 Arvin Industries, Inc. Employee Savings
                                            Plan

S-3               333-43112                 Arvin Industries, Inc. Employee Stock
                                            Benefit Plan

S-3               333-43116                 Arvin Industries, Inc. 1998 Stock Benefit
                                            Plan

S-3               333-43118                 Arvin Industries, Inc. 1988 Stock Benefit
                                            Plan

S-3               333-43146                 Arvin Industries, Inc. Savings Plan


                                            /s/ Vernon G. Baker, II
                                            -----------------------
                                            Vernon G. Baker, II
                                            Senior Vice President and General
                                            Counsel of ArvinMeritor,
                                            Inc.

Date:  December 17, 2002